NON-QUALIFIED STOCK OPTION

THIS NON-QUALIFIED STOCK OPTION (the "Option") is granted this 16th day of May, 1995, by ADVANCED PHOTONIX, INC., a Delaware corporation (the "Company"), to BERNHARDT DENMARK (the "Optionee").

                                               W I T N E S S E T H:
1. Grant. The Company hereby grants to the Optionee an Option to purchase on the terms and conditions hereinafter set forth all or part of an aggregate of Four Hundred Thousand (400,000) shares of the Company's Class A Common Stock, par value $.001 per share, (the "Option Shares"), at the purchase price of $2.25 per share (the "Option Price"), subject to adjustment as provided herein.

2. Term. The Option granted hereunder shall expire in all events five (5) years from the date hereof.

3. Time of Exercise. The Option shall be immediately exercisable in full commencing on the date of grant, except that the Option may in no event be exercised (i) with respect to fractional shares or (ii) after expiration of the Option term specified under Paragraph 2 hereof.

4. No Rights as Stockholder until Exercise.

Optionee shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to Optionee and is fully paid for.

5. Transfers. The Option is not transferable by the Optionee otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death, in which event the Option may be exercised for the term of this agreement by the heirs or legal representatives of the Optionee. The Option may be exercised during the lifetime of the Optionee only by the Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of an execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

6. Method of Exercise and Payment. When exercisable under Paragraph 3, the Option may be exercised by written notice, pursuant to Paragraph 13, to the Company's Secretary or Treasurer specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act"), containing the Optionee's acknowledgement, in form and substance satisfactory to the Company, certifying that the Optionee (a) is purchasing such Option Shares for investment purposes only and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act) and (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer; and (ii) except as expressly provided herein, the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration. The notice shall be accompanied by payment in full of the Option Price of the Option Shares being purchased. Payment shall be in cash or by certified or cashiers check. Such exercise shall be effective upon the actual receipt by the Company's Secretary or Treasurer of such written notice and payment.

7. Adjustment on Changes in Common Stock. In the event, that prior to the delivery by the Company of all of the

Option Shares in respect of which the Option is granted, there shall be an increase or decrease in the number of issued shares of Common Stock of the Company as a result of a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, the remaining number of Option Shares still subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Board of Directors of the Company so that the adjusted number of Option Shares and the adjusted Option Price shall be the substantial equivalent of the number of Option Shares subject to the Option and the Option Price therefor immediately prior to such change. For purposes of this Paragraph, no adjustment shall be made as a result of the issuance of Common Stock upon the conversion of other securities of the Company which are convertible into the Common Stock. The decision of the Board of Directors shall be final and binding.

8. Reorganization, Consolidation, Mergers. In case of any reorganization of the Company, or any other corporation the stock or securities of which are at the time deliverable on the exercise of this Option, or in case the Company or such other corporation shall consolidate with or merge into another corporation, the Optionee, upon the exercise of this Option thereafter and upon payment of the Option Price, shall be entitled to receive, in lieu of the Option Shares called for hereby, the securities and/or other property (including cash) to which the Optionee would have been entitled upon the consummation of such reorganization, consolidation or merger if the Optionee had purchased the Option Shares called for hereby immediately prior thereto, and in such case, the provisions of this Option shall be applicable to the securities and/or other property thereafter deliverable upon the exercise of this Option.

9. Legal Requirements. If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may place a legend on the Option Shares being issued, calling attention to the fact that they have been acquired for investment and have not been registered.

10.      Registration Rights.
(a) During the period commencing on the date hereof and ending on the tenth anniversary of the date hereof, the Company shall give the Optionee thirty (30) days prior written notice of its intention to engage in a registration of Common Stock under the Federal securities laws (other than a registration of Common Stock in connection with any stock plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange of stock), and shall offer to include the Option Shares (which, for purposes of this Paragraph 10, shall include shares issued as a stock dividend or stock split on the Option Shares) in such registration. At the written request of the Optionee, the Company shall include the Option Shares (or such portion of the Option Shares as may be requested by the Optionee) in the registration statement; provided, however, that if, in the reasonable judgment of the managing underwriter, if any (which underwriter shall be in all cases a nationally recognized underwriting firm), the inclusion of the Option Shares would materially adversely affect the public offering of the Common Stock, the number of Option Shares to be registered shall be reduced, pro rata, together with the shares of other shareholders to whom a similar registration right also has been granted by the Company, so that the public offering shall not be materially adversely affected.

(b) During the period commencing on the date hereof and ending on the tenth anniversary of the date hereof, the Optionee shall have the right to request that the Company register the Option Shares (or such portion of the Option Shares as may be requested by the Optionee) under the Federal securities laws by giving written notice of such request to the Company. Upon the receipt of such request, and provided that sufficient financial statements are available, the Company shall promptly, but no later than 120 days after receipt of the Optionee's request, cause a registration statement to be filed with the Securities and Exchange Commission, and shall commence to use its best efforts to case such registration statement to be declared effective. The right granted to the Optionee under this subparagraph 10(b) to request registration shall be exercisable only on one occasion unless the registration statement covering the Option Shares is for whatever reason not declared effective by the Securities and Exchange Commission, in which case the undersigned shall be entitled to exercise his right to request registration hereunder until a registration statement with respect to the Option Shares is declared effective.

(c) The Company shall bear the costs and expenses of any registration of the Option Shares under subparagraphs 10(a) and 10(b) on such number of occasions during the period that such registration may be sought by the Optionee;
provided, however, that the Optionee shall bear the cost of fees for the Optionee's counsel, and any registration fees, transfer taxes or underwriting discounts and commissions applicable to the Option Shares sold hereunder.

(d) Whenever the Company shall register any of the Option Shares pursuant to any of the provisions of this Paragraph 10, the Company shall also be obligated, with the cost of performing such obligation to be incurred by the Company, to do the following:

(i) Prepare for filing with the Securities and Exchange Commission such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Act with respect to the sale of the Option Shares covered by said registration statement for the period necessary to complete the proposed offering of the Option Shares, which period shall be no greater than one year from the date of effectiveness of the registration statement;

(ii) Furnish to the Optionee such copies of preliminary and final prospectuses and such other documents as the Optionee may reasonably request to facilitate the offering of the Option Shares;

(iii) Use reasonable efforts to register or qualify the Option Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions as the Optionee may reasonably request and at the Optionee's expense; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not be required but for this clause (iii); (B) subject itself to taxation in such jurisdiction; (C) consent to general service of process in jurisdiction; (D) register in any state requiring as a condition to such registration, escrow or surrender or any securities of any security holder; and (E) incur expenses in excess of $2,000 in connection with such registration or qualification;

(iv) Furnish to the Optionee an opinion of counsel for the Company for inclusion as an exhibit to the registration statement pursuant to the requirements of the Act and a letter or letters of the independent certified public accountants of the Company in form and substance customary for similar offerings;

(v)  Permit  the  Optionee  or  the  Optionee's   counsel  or  other  authorized
representatives to inspect and copy such corporate documents and records as may be reasonably requested by the Optionee;

(vi) Furnish the Optionee with a copy of all documents filed and all correspondence to or from the Securities and Exchange Commission in connection with the offering.

(e) In connection with the registration of the Option Shares, the Optionee shall furnish the Company with appropriate information as may be necessary to be included in the registration statement covering the Option Shares.

(f) The Company shall indemnify the Optionee against all losses, claims, damages, liabilities, expenses or actions in respect thereof (whether under the Act, common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact relating to the Company contained in any registration statement under which the Option Shares are registered under the Act, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or caused by any omission or alleged omission required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Optionee for any legal or out- of-pocket expenses reasonably incurred by the Optionee in connection with the investigation or defense against such loss, claim, damage, liability or action; provided, however, that if such losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Optionee expressly for use therein, the indemnification provided above shall be afforded to the Company by the Optionee. The Company further agrees that, in connection with any underwritten public offering, it will also enter into customary contribution arrangement with the Optionee, and, if, and to the extent requested by any underwriters or broker-dealers through whom the Option Shares may be sold, then, with such underwriters or broker-dealers.

11. Withholding Taxes. Optionee hereby agrees that the Company may withhold from Optionee's compensation the appropriate amount of federal, state and local withholding taxes attributable to Optionee's exercise of this Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from wages, fees or other amounts due from the Company to the Optionee or (with respect to compensation income attributable to the exercise of this Option) in kind from the Shares otherwise deliverable to Optionee on exercise of this Option.

12. Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to agreements executed and to be performed solely within the state.

13. Notices. Any notice to be given to the Company shall be addressed to the Secretary or Treasurer of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the corporate records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States Mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

14. Miscellaneous. In no event shall this Option be deemed to be an "incentive" option as such term is defined under Section 422A of the Code.

IN WITNESS WHEREOF, the Company has granted this option on the day and year first above written.


 ADVANCED PHOTONIX, INC.


By:  /s/ James W. Ward
     -----------------
     James W. Ward, President


ACCEPTANCE BY:



By:  /s/ Bernhardt Denmark
    ----------------------
     Bernhardt Denmark